Exhibit 23(d)


                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Vodafone Group Public Limited Company of our report dated February 16, 1999 relating to the financial statements of Mannesmann Mobilfunk GmbH, appearing in AirTouch Communications, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.



Dusseldorf, Germany,
June 25, 1999



KPMG Deutsche Treuhand-Gesellschaft
Aktiengesellschaft
Wirtschaftsprufungsgesellschaft

/s/  Aschermann            /s/  Haas
Wirtschaftsprufer          Wirtschaftsprufer

Aschermann                 Haas
Wirtschaftsprufer          Wirtschaftsprufer


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